Exhibit 99.5

CERTIFICATE OF DESIGNATION

OF

CUMULATIVE SERIES B PREFERRED STOCK

OF

MYT HOLDING CO.

Pursuant to Section 151 of the General Corporation Law of the State of Delaware

Pursuant to Section 151 of the General Corporation Law of the State of Delaware (the “DGCL”), MYT Holding Co., a corporation duly organized and validly existing under the DGCL (the “Company”), in accordance with the provisions of Section 103 thereof, does hereby submit the following:

The Board of Directors of the Company adopted resolutions on May 30, 2019 providing for the creation of a new series of 250,000,000 shares of preferred stock, par value $0.001 per share, of the Company designated as Series B Preferred Stock (as defined below):

WHEREAS, the Certificate of Incorporation of the Company (as amended, restated, supplemented or otherwise modified from time to time, the “Certificate of Incorporation”) authorizes the issuance of Preferred Stock, $0.001 par value per share, of the Company, and expressly authorizes the Board of Directors of the Company, subject to limitations prescribed by Law, to provide, out of the unissued shares of Preferred Stock, for Series B Preferred Stock, $0.001 par value per share (the “Series B Preferred Stock”), and, with respect to each such series, to establish and fix the number of shares to be included in any series of Preferred Stock and the designations, rights, preferences, powers, restrictions and limitations of the shares of such series; and

WHEREAS, it is the desire of the Board of Directors of the Company to establish and fix the number of shares to be included in a new series of Preferred Stock and the designations, rights, preferences, powers, restrictions and limitations of the shares of such new series.

NOW, THEREFORE, BE IT RESOLVED that the Board of Directors of the Company does hereby provide authority for the Company to issue 250,000,000 shares of Series B Preferred Stock and does hereby in this Certificate of Designation (this “Certificate of Designation”), to be filed with the Secretary of State of the State of Delaware in accordance with Section 103 of the DGCL, establish and fix and herein state and express the designations, rights, preferences, powers, restrictions and limitations of such shares of Series B Preferred Stock (the “Series B Preferred Shares”) as follows:

i

ARTICLE I

DEFINITIONS, CALCULATIONS AND INCORPORATION BY REFERENCE

SECTION 1.01.                         Definitions.

As used in this Certificate of Designation, the following capitalized terms will have the following meanings:

“Affiliate” of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For purposes of this definition, “control” (including, with correlative meanings, the terms “controlling,” “controlled by” and “under common control with”), as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by agreement or otherwise.

“Board of Directors” means, with respect to any Person, (a) in the case of any corporation, the board of directors of such Person, (b) in the case of any limited liability company, the managing member or board of managers of such Person, (c) in the case of any partnership, the board of directors, board of managers or managing member of the general partner of such Person and (d) in any other case, the functional equivalent of the foregoing or, in each case, any duly authorized committee of such body.

“Business Day” means any day other than a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to close.

“Capital Stock” means:

(a)                                 in the case of a corporation or company, corporate stock or shares in the capital of such corporation or company;

(b)                                 in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) of corporate stock;

(c)                                  in the case of a partnership or limited liability company, partnership or membership interests (whether general or limited and howsoever described); and

(d)                                 any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing Person.

“Common Stock” means the Common Stock of the Company, par value $0.001 per share.

“Compounded Liquidation Preference” means, with respect to the Series B Preferred Shares at any date, the sum of (i) the Stated Value thereof, plus (ii) all accumulated and unpaid Dividends (whether declared or undeclared) as of the most recent Semi-Annual Date prior to such date.

“Disqualified Institution” means:

(e)

(i)                              any Person that is a competitor of the Company and identified by the Company in writing to the Transfer Agent and made available to the Holders on or prior to the Issue Date; and

(ii)                           all Affiliates of such competitors described in the foregoing clause (i) that are reasonably identifiable as such (other than any such Affiliate that is a bank, financial institution or fund (other than a Person described in clause (b) below) or any portfolio companies managed by such entities or their Affiliates); or

(f)                                   certain banks, financial institutions, other institutional lenders and investors and other entities that are identified by the Company in writing to the Transfer Agent and made available to the Holders on or prior to the Issue Date.

The Transfer Agent will not have any responsibility or obligation to determine whether any Holder or potential Holder is a Disqualified Institution and the Transfer Agent will have no liability with respect to any assignment made to a Disqualified Institution.

“Dividend” means the distributions to be made by the Company in respect of the Series B Preferred Shares in accordance with Section 2.01(a).

“Dividend Rate” means 10% per annum.

“Equity Interests” means Capital Stock and all warrants, options or other rights to acquire Capital Stock, but excluding any debt security that is convertible into, or exchangeable for, Capital Stock.

“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder.

“GAAP” means, generally accepted accounting principles in the United States of America as in effect from time to time, including those set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as approved by a significant segment of the accounting profession (but excluding the policies, rules and regulations of the SEC applicable only to public companies); provided that the Company may at any time elect by written notice to the Transfer Agent to fix GAAP as in effect on the date specified in such notice and, upon any such notice, references herein to GAAP will thereafter be construed to mean for all purposes of this Certificate of Designation (other than for financial reporting purposes) for periods beginning on and after the date specified in such notice, GAAP as in effect on the date specified in such notice.

“Governmental Entity” means any U.S. or foreign, federal, state, provincial, municipal, local or similar government or any agency, authority, board, body, bureau, commission, court, department, entity, official, political subdivision, tribunal or other instrumentality of any such government and will include any regulatory or trade body or organization and any arbitrator or arbitral body.

“Holder” means, as of the relevant date, any Person that is the holder of record of at least one Series B Preferred Share as of such date.

“Holder Majority” means the consent of Holders who between them hold a majority of the aggregate number of Series B Preferred Shares held by all of the Holders.

“Issue Date” means the date the Series B Preferred Shares are first issued to the holders thereof.

“Junior Stock” means Equity Interests of the Company, which, by its terms, ranks junior to the Series B Preferred Shares on payment of dividends or upon liquidation, dissolution, or winding up, including the Common Stock of the Company.

“Law” means any applicable U.S. or foreign, federal, state, provincial, municipal or local law (including common law), statute, ordinance, rule, regulation, code, policy, directive, standard, license, treaty, judgment, order, injunction, decree or agency requirement of or undertaking to or agreement with any Governmental Entity.

“Liquidation Event” means any liquidation, dissolution or winding up of the Company, either voluntary or involuntary.

“Liquidation Preference” means, with respect to the Series B Preferred Shares at any date, the sum of (i) the Stated Value thereof, plus (ii) all accumulated and unpaid Dividends (whether declared or undeclared, and including all such dividends that have compounded pursuant to Section 2.01(a)) thereon through, but not including, such date.

“MYT Parent” means MYT Parent Co.

“Officer” means the Chairman of the Company’s Board of Directors, the Chief Executive Officer, the Chief Financial Officer or the President of the Company or any of its Subsidiaries, as applicable.

“Parity Stock” means any class or series of the Company’s Capital Stock, which, by its terms, ranks on a parity with the Series B Preferred Shares on payment of dividends or upon liquidation, dissolution or winding up of the Company.

“Permitted Transferee” means any Person other than a Disqualified Institution.

“Person” means any individual, corporation, limited liability company, partnership, (including a limited partnership) joint venture, association, joint stock company, trust, unincorporated organization, government or any agency or political subdivision thereof or any other entity.

“Redemption Date” means each day on which any or all of the Series B Preferred Shares are redeemed or purchased pursuant to Article III.

“Redemption Price” means, with respect to any Series B Preferred Share at any Redemption Date, an amount per share equal to the lesser of (a) the Liquidation Preference thereof and (b) the Series A Redemption Price.

“SEC” means the U.S. Securities and Exchange Commission.

“Securities Act” means the U.S. Securities Act of 1933, as amended, and the rules and regulations of the SEC promulgated thereunder.

“Semi-Annual Date” means April 15 and October 15, of each year, commencing on and including October 15, 2019. If any Semi-Annual Date is not a Business Day, the Semi-Annual Date will be the Business Day immediately following such Semi-Annual Date.

“Senior Stock” means (i) the Series A Preferred Stock and (ii) any class or series of the Company’s Capital Stock established after the date hereof by the Board of Directors, the terms of which expressly provide that such class or series will rank senior to the Series B Preferred Shares on payment of dividend or upon the liquidation, dissolution or winding up.

“Series A Preferred Stock” means Series A Preferred Stock of the Company, par value $0.001 per share.

“Series A Redemption Date” means the date on which the shares of Series A Preferred Stock have been redeemed in full.

“Series A Redemption Price” means the average amount per share paid to redeem the shares of Series A Preferred Stock, determined as of the Series A Redemption Date, less any payments made in respect of such Series A Preferred Shares resulting from an increase on the dividend rate applicable thereto pursuant to Section 8.02 of the Certificate of Designation of Series A Preferred Stock.

“Stated Value” means, at any date of determination, and with respect to each outstanding Series B Preferred Share, $1.00, adjusted as appropriate in the event of any stock dividend, stock split, stock distribution, recapitalization, combination or similar event with respect to the Series B Preferred Shares).

“Subsidiary” means, with respect to any Person:

(a)                                 any corporation, association, or other business entity (other than a partnership, joint venture, limited liability company or similar entity) of which more than 50% of the total voting power of shares of Capital Stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time of determination owned or controlled, directly or indirectly, by such Person or one or more of the other Subsidiaries of that Person or a combination thereof; and

(b)                                 any partnership, joint venture, limited liability company or similar entity of which:

(i)                              more than 50% of the capital accounts, distribution rights, total equity and voting interests or general or limited partnership interests, as applicable, are owned or controlled, directly or indirectly, by such Person or one or more of the other Subsidiaries of that Person or a combination thereof whether in the form of membership, general, special or limited partnership or otherwise; or

(ii)                           such Person is a controlling general partner or otherwise controls such entity.

For the avoidance of doubt, any entity that does not satisfy the provisions of the foregoing clause (a) or (b) shall not be a “Subsidiary” for any purpose under this Certificate of Designation, regardless of whether such entity is consolidated on the Company’s financial statements.

“Transfer”: (a) when used as a noun means any direct or indirect, voluntary or involuntary sale, hypothecation, pledge, assignment (as collateral or otherwise), attachment, encumbrance, or other transfer or disposition of any interest (legal or beneficial) in any security (including the transfer of any Person that owns such security or transfer by reorganization, merger, sale of substantially all assets or by operation of law), and (b) when used as a verb means to, directly or indirectly, voluntarily or involuntarily, sell, hypothecate, pledge, assign (as collateral or otherwise), encumber, or otherwise transfer or dispose of any interest (legal or beneficial) in any security (including the transfer of any Person that owns such security or transfer by reorganization, merger, sale of substantially all assets or by operation of law). Notwithstanding the foregoing, a Transfer of any Person that directly or indirectly owns any Series B Preferred Shares shall not be deemed to be a Transfer of such Series B Preferred Shares unless such Series B Preferred Shares constitute a majority of such Person’s assets (measured by fair market value).

“Transfer Agent” means American Stock Transfer & Trust Company, LLC, a New York limited liability company.

SECTION 1.02.                         Rules of Construction.  Unless the context otherwise requires:

(a)                                 a term has the meaning assigned to it;

(b)                                 an accounting term not otherwise defined has the meaning assigned to it in accordance with GAAP;

(c)                                  “or” is not exclusive;

(d)                                 the words “including,” “includes” and similar words shall be deemed to be followed by without limitation;

(e)                                  terms defined in the singular include the plural, and terms defined in the plural include the singular;

(f)                                   “will” shall be interpreted to express a command;

(g)                                  provisions apply to successive events and transactions;

(h)                                 references to any Law (including the Securities Act and the Exchange Act), rule or regulation shall be deemed to include such Law, rule or regulation as amended, modified, codified, replaced or reenacted, in whole or in part, and in effect from time to time, including rules and regulations promulgated thereunder;

(i)                                     unless the context otherwise requires, any reference to an “Article,” “Section” or “clause” refers to an Article, Section or clause, as the case may be, of this Certificate of Designation;

(j)                                    the words “herein,” “hereof” and “hereunder” and other words of similar import refer to this Certificate of Designation as a whole and not any particular Article, Section, clause or other subdivision;

(k)                                 words used herein implying any gender shall apply to both genders;

(l)                                     in the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including”; the words “to” and “until” each mean “to but excluding”; and the word “through” means “to and including”;

(m)                             any reference herein to a merger, transfer, consolidation, amalgamation, consolidation, assignment, sale, disposition or transfer, or similar term, shall be deemed to apply to a division of or by a limited liability company, or an allocation of assets to a series of a limited liability company (or the unwinding of such a division or allocation), as if it were a merger, transfer, consolidation, amalgamation, consolidation, assignment, sale or transfer, or similar term, as applicable, to, of or with a separate Person. Any division of a limited liability company shall constitute a separate Person hereunder (and each division of any limited liability company that is a Subsidiary, joint venture or any other like term shall also constitute such a Person or entity); and

(n)                                 any reference herein to a Person shall be deemed to include its successors and permitted assigns.

SECTION 1.03.                         Acts of Holders.

(a)                                 Except as herein otherwise expressly provided, any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Certificate of Designation to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by the Holders or such Holder, as applicable, in person.  Except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Company.

(b)                                 The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by the certificate of any notary public or other officer authorized by Law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof.  Where such execution is by or on behalf of any legal entity other than an individual, such certificate or affidavit shall also constitute proof of the authority of the Person executing the same.  The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner that the Company deems sufficient.

(c)                                  Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Series B Preferred Share shall bind every future Holder of the same Series B Preferred Share and the Holder of every Series B Preferred Share issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, in respect of any action taken, suffered or omitted by the Holders or the Company in reliance thereon, whether or not notation of such action is made upon the certificate representing such Series B Preferred Share.

(d)                                 The Company may set a record date for purposes of determining the identity of Holders entitled to give any request, demand, authorization, direction, notice, consent, waiver or take any other act, or to vote or consent to any action by vote or consent authorized or permitted to be given or taken by Holders.  Unless otherwise specified, if not set by the Company prior to the first solicitation of a Holder made by any Person in respect of any such action, or in the case of any such vote, prior to such vote, any such record date shall be 10 days prior to the first solicitation of such consent.

ARTICLE II

DIVIDENDS

SECTION 2.01.                         Dividends.

(a)                                 From and after the date of issuance of each Series B Preferred Share until the Series A Redemption Date, Holders of the Series B Preferred Shares shall be entitled to receive in respect of each such share, if, as and when declared by the Company’s Board of Directors, from time to time, cumulative dividends accruing on a daily basis at the Dividend Rate on the Compounded Liquidation Preference of such share from time to time, payable in cash and, to the extent not paid, compounded on each Semi-Annual Date. Dividends will be calculated on the basis of actual days elapsed over a year of 360 days consisting of twelve 30-day months.

(b)                                 Notwithstanding anything to the contrary contained herein, (i) no Dividend may be declared or paid in cash until the Series A Redemption Date and, (ii) no Dividend may be declared unless paid to the Holders in cash (it being understood that no Dividends may be declared and paid in securities or otherwise “in kind”).

SECTION 2.02.                         Ranking. The Series B Preferred Shares (inclusive of any and all Dividends thereon) shall rank (i) senior to the Junior Stock, (ii) on parity with all Parity Stock and (iii) junior to all Senior Stock, in priority of payment and in any liquidation, winding up or dissolution of the Company. So long as any Series B Preferred Shares are outstanding, no dividends or distributions on, or purchases or redemptions of, Junior Stock shall be paid, declared or made, except as permitted under this Certificate of Designation.

ARTICLE III

REDEMPTION

SECTION 3.01.                         Notices to Holders.  If the Company elects to redeem the Series B Preferred Shares pursuant to Section 3.07, it shall furnish to each Holder a notice in accordance with Section 3.03.

SECTION 3.02.                         Selection of Series B Preferred Shares to Be Redeemed.  If less than all of the Series B Preferred Shares are to be redeemed at any time, the Series B Preferred Shares of all Holders shall be redeemed, on a pro rata basis.

SECTION 3.03.                         Notice of Redemption.  The Company shall deliver electronically, mail or cause to be mailed by first-class mail, postage prepaid, a notice of redemption not more than sixty (60) days before the Redemption Date to each Holder to be redeemed.

The notice shall identify the Series B Preferred Shares to be redeemed and shall state:

(a)                                 the Redemption Date;

(b)                                 the Redemption Price;

(c)                                  if the Company is not permitted by Law to redeem all of the Series B Preferred Shares required to be redeemed or if the Series B Preferred Shares are to be redeemed in part only, the number of, or the portion of the Compounded Liquidation Preference of, the Series B Preferred Shares to be redeemed and that, after the Redemption Date upon surrender of such Series B Preferred Shares, if such shares are certificated, a new certificate for such Series B Preferred Shares in a Compounded Liquidation Preference equal to the unredeemed portion of the original Series B Preferred Shares will be issued in the name of the Holder upon cancellation of the original certificate representing such Series B Preferred Shares or if such shares are uncertificated, a notice of issuance of uncertificated shares stating the number of unredeemed, or the Compounded Liquidation Preference equal to the unredeemed portion of, the Series B Preferred Shares of such Holder;

(d)                                 that, if such shares were certificated, the certificate representing the Series B Preferred Shares called for redemption must be surrendered to the Company to collect the Redemption Price;

(e)                                  that, unless the Company defaults in making such redemption payment, the Series B Preferred Shares called for redemption shall cease to be outstanding or accumulate Dividends; and

(f)                                   any condition to such redemption.

Solely in the case of optional redemption in accordance with Section 3.07, such notice of redemption, and the related redemption, may, at the Company’s discretion, be subject to one or more conditions precedent, including completion of one or more corporate transactions.  In addition, if such redemption is subject to satisfaction of one or more conditions precedent, such notice of redemption shall describe each such condition, and if applicable, shall state that, in the Company’s discretion, the Redemption Date may be delayed until such time as any or all such conditions shall be satisfied, or such redemption may not occur and such notice may be rescinded if any or all such conditions shall not have been satisfied by the Redemption Date as stated in such notice, or by the redemption date as so delayed.  The Company may provide in such notice that payment of the Redemption Price and performance of the Company’s obligations with respect to such redemption may be performed by another Person; provided that such notice shall not relieve the Company’s obligations under this Certificate of Designation.

SECTION 3.04.                         Effect of Notice of Redemption.  Once notice of redemption is delivered to the Holders in accordance with Section 3.03, subject to satisfaction of any conditions precedent permitted under this Certificate of Designation specified in the applicable notice of redemption, the Redemption Price of the Series B Preferred Shares called for redemption shall become irrevocably due and payable on the Redemption Date.  The notice, if delivered, electronically, mailed or caused to be mailed in a manner herein provided, shall be conclusively presumed to have been given, whether or not the Holder actually receives such notice.  In any case, failure to deliver such notice or any defect in the notice to the Holders of any Series B Preferred Share shall not affect the validity of the redemption of any other Series B Preferred Share. Subject to Section 3.05, on and after the Redemption Date, Dividends shall cease to accumulate on Series B Preferred Shares or portions of Series B Preferred Shares called for redemption and such Series B Preferred Shares shall cease to be outstanding.

SECTION 3.05.                         Deposit of Redemption Price.

(a)                                 Prior to 2:00 p.m. (Eastern Time) on the Redemption Date, the Company shall deposit with each Holder money sufficient to pay the Redemption Price of all Series B Preferred Shares of such Holder to be redeemed on that Redemption Date.  Each such Holder shall promptly return to the Company any money deposited with the Holders by the Company in excess of the amounts necessary to pay the Redemption Price of all Series B Preferred Shares of such Holder to be redeemed.

(b)                                 If any Series B Preferred Share called for redemption shall not be so paid upon surrender for redemption because of the failure of the Company to comply with the preceding paragraph, without prejudice to any other rights that a Holder may have at Law or in equity, Dividends shall continue to accumulate or be paid on the unpaid Compounded Liquidation Preference, from the Redemption Date until such Compounded Liquidation Preference is paid, and on any Dividends accumulated to the Redemption Date not paid on such unpaid Compounded Liquidation Preference, in each case at the Dividend Rate.

SECTION 3.06.                         Series B Preferred Shares Redeemed in Part.  Upon surrender of a Series B Preferred Share certificate (if any) that is redeemed in part, (i) if such shares are certificated, the Company shall issue a new Series B Preferred Share certificate equal in Compounded Liquidation Preference to the unredeemed portion of the Series B Preferred Shares surrendered and (ii) if such shares are uncertificated, the Company shall deliver a notice of issuance of uncertificated shares stating the Compounded Liquidation Preference of the unredeemed portion of the Series B Preferred Shares surrendered.

SECTION 3.07.                         Optional Redemption.

(a)                                 At any time from time to time after the Series A Redemption Date, the Company may, at its option, on one or more occasions redeem all (or a part, in accordance with Section 3.02) of the outstanding Series B Preferred Shares held by the Holders on a pro rata basis, upon notice as described under Section 3.03 for an amount per share equal to the Redemption Price paid in cash on the Redemption Date set forth in the notice required under Section 3.03.

(b)                                 Any redemption pursuant to this Section 3.07 shall be made pursuant to the provisions of Sections 3.01 through 3.06.

SECTION 3.08.                         No Conversion. The Series B Preferred Shares shall not be convertible into any other securities of the Company.

ARTICLE IV

VOTING

SECTION 4.01.                         No Voting Rights. Except as may otherwise be required by non-waivable provision of the DGCL, the Series B Preferred Shares shall not have any voting powers, preferences or relative participating, optional or other special rights or voting powers, or qualifications, limitations or restrictions thereof.  Without limiting the foregoing, the Holders shall have no voting rights, except as otherwise required by non-waivable provision of the DGCL.  In all cases where the Holders have the right to vote separately as a class, such Holder shall be entitled to one vote for each such share held by them respectively.

ARTICLE V

TRANSFERS

SECTION 5.01.                         Transfers.

(a)                                 Subject to this Section 5.01, a Holder can Transfer any Series B Preferred Shares to any Person at any time.

(b)                                 Notwithstanding the foregoing, a Holder may not, directly or indirectly, Transfer any Series B Preferred Shares:

(i)                              except as permitted under the Securities Act and other applicable federal and state securities and blue sky laws, and then, if requested by the Company, only upon delivery to the Company of a written opinion of counsel in form and substance reasonably satisfactory to the Company to the effect that such Transfer may be effected without registration under the Securities Act. In addition to (and without limiting in any respect) the foregoing, until the Series A Redemption Date, such Series B Preferred Shares shall only be Transferable to (x) “qualified institutional buyers” within the meaning of Rule 144A promulgated under the Securities Act, (y) “non U.S. Persons” within the meaning of Regulation S promulgated under the Securities Act and (z) “accredited investors” within the meaning of Rule 501(a)(1), (2), (3) and (7) of Regulation D promulgated under the Securities Act;

(ii)                           if such Transfer would reasonably be expected to require registration or qualification of such Series B Preferred Shares pursuant to the Securities Act or any applicable federal or state securities or blue sky laws, or require the Company to file reports pursuant to the Exchange Act or any applicable federal or state securities or blue sky laws;

(iii)                        if such Transfer would cause the Company or any Subsidiary of the Company to be required to register as an investment company under the Investment Company Act of 1940, as amended;

(iv)                       if such Transfer would cause the Company or any Subsidiary of the Company to be subject to regulation under the Investment Advisers Act of 1940;

(v)                          if such Transfer would cause the assets of the Company or any Subsidiary of the Company to be deemed “Plan Assets” as defined under the Employee Retirement Income Security

Act of 1974 or its accompanying regulations or result in any “prohibited transaction” thereunder involving the Company or any Subsidiary of the Company; or

(vi)                       until the Series A Redemption Date, to a Person that is not a Permitted Transferee. A list of Persons that are not Permitted Transferees may be obtained by contacting Chief Legal Counsel, Neiman Marcus Group, Inc., One Marcus Square, 1618 Main Street, Dallas, Texas, 75201.

(c)                                  Without limiting the generality of the foregoing, if the Board of Directors shall at any time determine that a Transfer or other event has taken place that results in a violation of the transfer restrictions set forth in this Certificate of Designation or a Person intends to acquire or has attempted to acquire ownership of any Series B Preferred Shares in violation of the transfer restrictions set forth in this Certificate of Designation (whether or not such violation is intended), the Board of Directors will take such action as it deems advisable to refuse to give effect to or to prevent such Transfer or other event, including refusing to give effect to such Transfer on the books of the Company, or instituting proceedings to enjoin such Transfer or other event. Any attempted Transfer of Series B Preferred Shares that is not permitted under the terms of this Certificate of Designation will be null and void ab initio, and the Company will not in any way give effect to any such impermissible Transfer, irrespective of any action or in-action by the Board of Directors. Nothing contained in this Section 5.01(c) will be deemed to prevent a transferor and transferee from disputing the Board of Director’s determination that the Transfer was in violation of Article V.

(d)                                 Any Person who acquires or attempts or intends to acquire ownership of Series A Preferred Shares that will or may violate the transfer restrictions set forth in this Certificate of Designation will promptly upon knowledge of such violation or potential violation give written notice to the Company of such event, and shall provide to the Company such other information as the Company may reasonably request in order to determine the effect, if any, of such Transfer on the Company.

(e)                                  If physical certificates representing shares of Series B Preferred Shares are issued, upon the surrender of any certificate representing Series B Preferred Shares, the Company shall, upon the request of the record holder of such certificate, promptly (but in any event within ten (10) Business Days after such request) execute and deliver (at the Company’s expense) a new certificate or certificates in exchange therefor representing Series B Preferred Shares with an aggregate Stated Value of the Series B Preferred Shares represented by the surrendered certificate. Each such new certificate will be registered in such name and will represent such Stated Value of the Series B Preferred Shares as is requested by the holder of the surrendered certificate, and Dividends shall accumulate on the aggregate Stated Value of the Series B Preferred Shares represented by such new certificate from the date to which Dividends have been fully paid on the aggregate Stated Value of the Series B Preferred Shares represented by the surrendered certificate and reasonably agreed to by the Company. The issuance of new certificates will be made without charge to the Holders of the Series B Preferred Shares, and the Company shall pay for any cost incurred by the Company in connection with such issuance; provided that the Company shall not pay for any documentary, stamp and similar issuance or transfer tax in respect of the preparation, execution and delivery of such new certificates pursuant to this Section 5.01. All transfers and exchanges of the Series B Preferred Shares will be made promptly by direct registration on the books and records of the Company and the Company shall take all such other actions as may be required to reflect and facilitate all transfers and exchanges permitted pursuant to this Section 5.01.

(f)                                   If physical certificates representing shares of Series B Preferred Shares are issued, upon receipt of evidence reasonably satisfactory to the Company (it being understood that an affidavit of the registered holder will be satisfactory) of the ownership and the loss, theft, destruction or mutilation of any certificate evidencing Series B Preferred Shares, and in the case of any such loss, theft or destruction, upon receipt of indemnity reasonably satisfactory to the Company (provided that if the holder is a financial institution or other institutional investor its own agreement will be satisfactory), or, in the case of any such mutilation upon surrender of such certificate, the Company shall (at its expense) execute and deliver in lieu of such certificate a new certificate of like kind representing the Series B Preferred Shares represented by such lost, stolen, destroyed or mutilated certificate and dated the date of such lost, stolen, destroyed or mutilated certificate.

(g)                                  Unless otherwise agreed to by the Company and the applicable Holder, each certificate representing the Series B Preferred Shares will bear a restrictive legend substantially in the form set forth in Appendix I hereto, which is hereby incorporated in and expressly made a part of this Certificate of Designation, and will be subject to the restrictions set forth therein. In addition, each such certificate may have notations, additional legends or endorsements required by Law, stock exchange rules, and agreements to which the Company and all of the Holders in their capacity as Holders are subject, if any.

(h)                                 Any attempted Transfer of Series B Preferred Shares not permitted under the terms of this Article V shall be null and void ab initio, and the Company shall not in any way give effect to any such impermissible Transfer.

SECTION 5.02.                         Remedies for Breach.  If the Board shall at any time determine that a Transfer or other event has taken place that results in a violation of Article V or a Person intends to acquire or has attempted to acquire ownership of any Series B Preferred Shares in violation of Section 5.01 (whether or not such violation is intended), the Board shall take such action as it deems advisable to refuse to give effect to or to prevent such Transfer or other event, including refusing to give effect to such Transfer on the books of the Company or instituting proceedings to enjoin such Transfer or other event, provided, however, that any Transfers or attempted Transfers or other events in violation of Section 5.01 shall be void ab initio as provided above, irrespective of any action or non-action by the Board.

SECTION 5.03.                         Notice of Restricted Transfer.  Any Person who acquires or attempts or intends to acquire ownership of Series B Preferred Shares that will or may violate Section 5.01 shall promptly upon knowledge of such violation or potential violation give written notice to the Company of such event, and shall provide to the Company such other information as the Company may reasonably request in order to determine the effect, if any, of such Transfer on the Company.

ARTICLE VI

TRANSFER AGENT

SECTION 6.01.                         Transfer Agent, Registrar and Paying Agent.  The duly appointed Transfer Agent, registrar and paying agent for the Series B Preferred Shares shall be American Transfer & Trust Company, LLC.  The Company may, in its sole discretion, appoint any other Person to serve as Transfer Agent, registrar or paying agent for the Series B Preferred Shares and thereafter may remove or replace such other Person at any time.  Upon any such appointment, removal or replacement the Company shall send notice thereof by first class mail, postage prepaid, to the Holders.

ARTICLE VII

LIQUIDATION, DISSOLUTION AND WINDING UP

SECTION 7.01.                                        Preferential Payments to Holders of Series B Preferred Shares. In the event of any Liquidation Event of the Company, the Holders shall be entitled to be paid out of the assets of the Company available for distribution to its stockholders, before any payment shall be made to the holders of

Junior Stock by reason of their ownership thereof, an amount per share equal to the Liquidation Preference. If upon any such Liquidation Event, the assets of the Company available for distribution to its stockholders shall be insufficient to pay the Holders the full amount to which they shall be entitled under this Section 7.01, the Holders shall share ratably in any distribution of the assets available for distribution in proportion to the respective amounts which would otherwise be payable in respect of the shares held by them upon such distribution if all amounts payable on or with respect to such shares were paid in full.

ARTICLE VIII

AMENDMENT, SUPPLEMENT AND WAIVER

SECTION 8.01.                         Amendments.

(a)                                 The Company may not amend, modify, supplement, repeal or waive any of the terms of this Certificate of Designation or the preferences, powers or rights of the Holders, except with the consent of the Holder Majority.

(b)                                 No amendment, alteration, modification, supplement, repeal or waiver by the Company (whether by merger, consolidation, amendment, recapitalization or otherwise) to the Certificate of Incorporation, the Bylaws of the Company or the Certificate of Designation of the Series A Preferred Stock that by its terms would adversely affect the Holders in a manner disproportionate to any other holder or group of holders of Equity Interests of the Company shall be effective against the Holders without the consent of the Holder Majority.

(c)                                  After an amendment, alteration, modification, supplement, repeal or waiver under this Section 8.01 becomes effective, the Company shall deliver to the Holders affected thereby a notice briefly describing the amendment, alteration, modification, supplement, repeal or waiver.  Any failure of the Company to deliver such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such amendment, alteration, modification, supplement, repeal or waiver.

(d)                                 No failure or delay of any Holder in exercising any right or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Holders hereunder are cumulative and are not exclusive of any rights or remedies that they would otherwise have. A waiver of any provision of this Certificate of Designation or any consent to any departure by the Company or any of its Subsidiaries from this Certificate of Designation shall be effective only in the specific instance and for the purpose for which given. No notice or demand on the Company or any of its Subsidiaries in any case shall entitle such Person to any other or further notice or demand in similar or other circumstances.

ARTICLE IX

MISCELLANEOUS

SECTION 9.01.                         Notices.  Any notice or other communication required or permitted to be delivered to any party under this Certificate of Designation will be in writing and delivered by (i) email or (ii) overnight delivery via a national courier service, with respect to any Holder, at the email address or physical address on file with the Company and, with respect to the Company, to the following email address or physical address, as applicable:

MYT Holding Co.
c/o Neiman Marcus Group, Inc.
One Marcus Square

1618 Main Street

Dallas, TX 75201

Attn: Tracy M. Preston
E-mail address: tracy_preston@neimnamarcus.com and

with a copy (which will not constitute notice) to:

Kirkland & Ellis LLP

333 South Hope Street

Los Angeles, CA 90071

Attn:  David Nemecek, P.C.; Nisha Kanchanapoomi, P.C.; Philippa Bond, P.C.

E-mail address: david.nemecek@kirkland.com; nisha.kanchanapoomi@kirkland.com;
pippa.bond@kirkland.com

and

Kirkland & Ellis LLP

300 North LaSalle Street

Chicago, IL 60654

Attn:  Anup Sathy, P.C.; Spencer Winters

E-mail address: anup.sathy@kirkland.com; spencer.winters@kirkland.com

and

Kirkland & Ellis LLP

601 Lexington Avenue
New York, NY 10022
Attn:  Matthew Fagen
E-mail address:  matthew.fagen@kirkland.com

Notice or other communication pursuant to this Section 9.01 will be deemed given or received when delivered, except that any notice or communication received by email transmission on a non-Business Day or on any Business Day after 5:00 p.m. addressee’s local time or by overnight delivery on a non-Business Day will be deemed to have been given and received at 9:00 a.m. addressee’s local time on the next Business Day.

SECTION 9.02.                         Severability. Whenever possible, each provision hereof will be interpreted in a manner as to be effective and valid under applicable Law, but if any provision hereof is held to be prohibited by or invalid under applicable Law, then such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating or otherwise adversely affecting the remaining provisions hereof.

SECTION 9.03.                         Governing Law. This Certificate of Designation and all questions relating to the interpretation or enforcement of this Certificate of Designation will be governed by and construed in accordance with the Laws of the State of Delaware without regard to the Laws of the State of Delaware or any other jurisdiction that would call for the application of the substantive Laws of any jurisdiction other than the State of Delaware.

SECTION 9.04.                         Rights and Remedies of Holders.

(a)                                 The various provisions set forth under this Certificate of Designation are for the benefit of the Holders and will be enforceable by them, including by one or more actions for specific performance.

(b)                                 Except as expressly set forth herein, all remedies available under this Certificate of Designation, at law, in equity or otherwise, will be deemed cumulative and not alternative or exclusive of other remedies. The exercise by any Holder of a particular remedy will not preclude the exercise of any other remedy.

IN WITNESS WHEREOF, the Company has caused this Certificate of Designation to be signed by a duly authorized officer this 6th day of June, 2019.

THE COMPANY:

MYT HOLDING CO.

By:	/s/ Tracy M. Preston
Name:	Tracy M. Preston
Title:	Authorized Officer

[Signature Page to Certificate of Designation of Cumulative Series B Preferred Stock of MYT Holding Co.]

Appendix I

Restrictive Legend to the Series B Preferred Shares Certificate

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN AND ARE NOT EXPECTED TO BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY OTHER JURISDICTION, AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED UNTIL A SERIES A REDEMPTION DATE (AS DEFINED IN THE CERTIFICATE OF DESIGNATION (AS DEFINED BELOW)) EXCEPT (A) (1) TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS (I) A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A OR (II) AN INSTITUTIONAL ACCREDITED INVESTOR WITHIN THE MEANING OF RULE 501(a)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT THAT IS PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF ANOTHER INSTITUTIONAL ACCREDITED INVESTOR, IN EACH CASE IN A MINIMUM PRINCIPAL AMOUNT OF SHARES OF SERIES B PREFERRED STOCK OF $250,000,000 FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO OR FOR OFFER OR SALE IN CONNECTION WITH ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, (2) IN AN OFFSHORE TRANSACTION COMPLYING WITH RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (3) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE AND PROVIDED THAT PRIOR TO SUCH TRANSFER, THE TRANSFER AGENT IS FURNISHED WITH AN OPINION OF COUNSEL ACCEPTABLE TO THE ISSUERS THAT SUCH TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT), (4) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (IF AVAILABLE AND PROVIDED THAT PRIOR TO SUCH TRANSFER, THE TRANSFER AGENT IS FURNISHED WITH AN OPINION OF COUNSEL ACCEPTABLE TO THE ISSUERS THAT SUCH TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT), OR (5) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, (B) UNTIL A SERIES REDEMPTION DATE, TO PERSONS OR ENTITIES THAT ARE PERMITTED TRANSFEREES, AND (C) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES AND OTHER JURISDICTIONS.

THE LIST OF PERSONS THAT ARE NOT PERMITTED TRANSFEREES MAY BE OBTAINED BY CONTACTING CHIEF LEGAL COUNSEL, NEIMAN MARCUS GROUP, INC., ONE MARCUS SQUARE, 1618 MAIN STREET, DALLAS, TEXAS, 75201.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE ALSO SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFERS SET FORTH IN ARTICLE V OF THE CERTIFICATE OF DESIGNATION FILED WITH THE SECRETARY OF STATE FOR THE STATE OF DELAWARE PURSUANT TO SECTION 202 OF THE DELAWARE GENERAL CORPORATION LAW (THE “CERTIFICATE OF DESIGNATION”). NO TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY BE MADE EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF THE CERTIFICATE OF DESIGNATION. A COPY OF THE CERTIFICATE OF DESIGNATION WILL BE FURNISHED WITHOUT CHARGE BY THE COMPANY TO THE HOLDER UPON REQUEST.

In the case of the Securities sold pursuant to Regulation S, the shares of Series B Preferred Stock will bear an additional legend substantially to the following effect:

“BY ITS ACQUISITION HEREOF, THE HOLDER HEREOF REPRESENTS THAT IT IS NOT A U.S. PERSON, NOR IS IT PURCHASING FOR THE ACCOUNT OF A U.S. PERSON, AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT OF 1933, AS AMENDED.”